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                                                                 Exhibit 10.3.2

                          AMENDMENT TO MEMBER AGREEMENT
                          -----------------------------


     The undersigned, being parties to the Member Agreement, dated June 19/23, 1998, as previously amended, do agree that Section A.1 is hereby amended by changing the third line to read as follows: "For the period commencing on the date hereof and ending June 30, 1999, "First Exercise".

     The Member Agreement remains in full force and effect, amended and unmodified, except to the extent expressly set forth above.

     The undersigned have executed this Amendment as of the 26th day of March, 1999.

                                             AAi.FosterGrant, Inc.


                                             By   /s/ Duane DeSisto
                                                  ------------------------------
                                                  Chief Financial Officer


                                                  /s/ Paul Michaels
                                                  ------------------------------
                                                  Paul Michaels